UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-23136

Eaton Vance High Income 2021 Target Term Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

March 31

Date of Fiscal Year End

March 31, 2017

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance

High Income 2021 Target Term Trust (EHT)

Annual Report

March 31, 2017

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Annual Report March 31, 2017

Eaton Vance

High Income 2021 Target Term Trust

Table of Contents

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Financial Statements	6

Report of Independent Registered Public Accounting Firm	19

Federal Tax Information	20

Annual Meeting of Shareholders	21

Dividend Reinvestment Plan	22

Management and Organization	24

Important Notices	27

Eaton Vance

High Income 2021 Target Term Trust

March 31, 2017

Management’s Discussion of Fund Performance1

Economic and Market Conditions

U.S. high-yield corporate bonds produced strong gains for the 10 months ended March 31, 2017, due in part to a favorable backdrop. Modest and improving U.S. economic growth led to small increases in the federal funds rate, first in December 2016 and then in March 2017. Interest rates, however, remained near historic lows, bolstering investor demand for yield. Oil prices rose due to an easing supply glut and news in November that OPEC (Organization of the Petroleum Exporting Countries) planned to limit production. Higher oil prices drove especially strong returns in energy, the largest sector in the asset class. High-yield bonds managed to hold up well during the United Kingdom’s surprise vote in June to exit the European Union and a contentious run-up to the U.S. Presidential election. Subsequent expectations of pro-growth policies under President Trump and increasing investor appetite for risk further benefited the asset class.

Over the 10-month period, the health of high-yield issuers improved, buoyed by positive revenue and earnings growth trends. The trailing 12-month default rate for high-yield bonds fell to 1.9%, well below the long-term average of 4%. Leverage — the amount of debt on issuers’ balance sheets — remained relatively stable, while interest coverage, or the ability of high-yield issuers to service their debt obligations, ended the period near all-time highs. Growing investor demand and fairly light new supply for much of the period further benefited high-yield bond prices, resulting in a modest decline in average yields. Within the asset class, long-duration and lower-quality bonds outperformed short-duration and higher-quality issues.

The Bloomberg Barclays U.S. High Yield 1-5 Year Cash Pay 2% Index (the Index)2 returned 11.14% for the 10 months ended March 31, 2017, an especially strong return for short-duration9 issues. Over the same 10-month period, the Index trailed the 11.32% return of the broader (and longer-duration) Bloomberg Barclays U.S. Corporate High Yield Index, but beat the 0.03% return of the Bloomberg Barclays U.S. Aggregate Bond Index.

Fund Performance

From inception on May 31, 2016, through March 31, 2017, Eaton Vance High Income 2021 Target Term Trust (the Fund) had a total return of 9.14% at net asset value (NAV), lagging the 11.14% return of the Index. However, rather than being managed against the Index, the Fund is managed against the stated objectives of delivering high current income and returning a NAV of $9.85 (before deduction of offering costs) per common share to shareholders after five years. The Fund ended the period with a NAV of $10.28.

Given its investment objectives, the Fund is managed in a higher quality,8 more conservative manner than the Index. The Fund’s higher-quality bias hampered performance relative to the Index as lower-quality issues outperformed. More specifically, the Fund’s lack of exposure to some of the lowest quality most distressed CCC- and B-rated bonds in the Index weighed on performance. From a sector perspective, credit selection hurt most in the energy sector, largely because the Fund did not invest in the most distressed and volatile issues, which rebounded significantly as oil prices rose. Positioning in the metals/mining sector further hampered the Fund’s performance.

The Fund’s shorter-duration positioning — which included an underweight in the longer-duration two- to five-year segment and an overweight in the weaker-performing, but less volatile, zero- to two-year segment — impeded relative performance versus the Index, but is likely to help preserve capital when volatility increases.

By contrast, credit selection and an underweight in the BB segment, which represented on average about 36% of the Fund’s assets, gave the biggest boost to performance versus the Index. In terms of sectors, credit selection in the cable/satellite television segment helped most. In addition, underweights in both the banks & thrifts and the retail segments, as well as credit selection in retail, contributed, as both were laggards within the Index. The Fund’s 25% gross leverage also benefited performance.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested and include management fees and other expenses. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

High Income 2021 Target Term Trust

March 31, 2017

Performance2,3

Portfolio Managers Michael W. Weilheimer, CFA, Stephen C. Concannon, CFA and Kelley G. Baccei

% Cumulative Total Returns	Inception Date	One Year	Five Years	Since Inception
Fund at NAV	05/31/2016	—	—	9.14%
Fund at Market Price	—	—	—	6.49
Bloomberg Barclays U.S. High Yield 1–5 Year Cash Pay 2% Index	—	16.44%	6.10%	11.14%

% Premium/Discount to NAV[4]
				–2.43%

Distributions[5]
Total Distributions per share for the period				$0.450
Distribution Rate at NAV				5.84%
Distribution Rate at Market Price				5.98%

% Total Leverage[6]
Borrowings				25.36%

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested and include management fees and other expenses. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

High Income 2021 Target Term Trust

March 31, 2017

Fund Profile

Top 10 Sectors (% of total investments)7

Energy	14.5%

Health Care	8.9

Technology	6.1

Telecommunications	5.7

Metals/Mining	5.4

Gaming	5.0

Diversified Financial Services	4.8

Cable/Satellite TV	4.6

Containers	3.5

Services	3.4

Total	61.9%

Credit Quality (% bonds and loans holdings)8

Asset Allocation (% of total investments)

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

High Income 2021 Target Term Trust

March 31, 2017

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Bloomberg Barclays U.S. High Yield 1-5 Year Cash Pay 2% Index is an unmanaged index of below-investment grade U.S. corporate bonds with maturities of 1 to 5 years and individual issuers limited to 2% of the index. Bloomberg Barclays U.S. Corporate High Yield Index measures USD-denominated, non-Investment Grade corporate securities. Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]	Performance results reflect the effects of leverage. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]

The shares of the Fund often trade at a discount or premium from their net asset value. The discount or premium of the Fund may vary over time and may be higher or lower than what is quoted in this report. For up-to-date premium/discount information, please refer to http://eatonvance.com/closedend.

[5]

The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as qualified and non-qualified ordinary dividends, capital gains and nondividend distributions, also known as return of capital. For additional information about nondividend distributions, please refer to Eaton Vance Closed-End Fund Distribution Notices (19a) posted on our website, eatonvance.com. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. This is reported on the IRS form 1099-DIV and provided to the shareholder shortly after each year-end. For information about the tax character of distributions made in prior calendar years, please refer to Performance-Tax Character of Distributions on the Fund’s webpage available at eatonvance.com. The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. Fund distributions may be affected by numerous factors including changes in Fund performance, the cost of financing for leverage, portfolio holdings, realized and projected returns, and other factors. As portfolio and market conditions change, the rate of distributions paid by the Fund could change.

[6]

Total leverage is shown as a percentage of the Fund’s aggregate net assets plus borrowings outstanding. The Fund employs leverage through borrowings. Use of leverage creates an opportunity for income, but creates risks including greater price volatility. The cost of borrowings rises and falls with changes in short-term interest rates. The Fund may be required to maintain prescribed asset coverage for its leverage and may be required to reduce its leverage at an inopportune time.

[7]	Excludes cash and cash equivalents.

[8]

Credit ratings are categorized using S&P. If S&P does not publish a rating, then the Moody’s rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Baa or higher by Moody’s are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” are not rated by the national ratings agencies stated above.

[9]

Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

Fund profile subject to change due to active management.

5

Eaton Vance

High Income 2021 Target Term Trust

March 31, 2017

Portfolio of Investments

Corporate Bonds & Notes — 114.4%
Security	Principal Amount (000’s omitted)	Value

Air Transportation — 1.3%
Air Canada, 7.75%, 4/15/21(1)	$2,500	$2,825,000

		$2,825,000

Automotive & Auto Parts — 2.0%
American Axle & Manufacturing, Inc., 6.25%, 3/15/21	$2,000	$2,060,000
Navistar International Corp., 8.25%, 11/1/21	2,340	2,351,677

		$4,411,677

Banks & Thrifts — 2.6%
Ally Financial, Inc., 4.25%, 4/15/21	$1,000	$1,022,500
Ally Financial, Inc., 8.00%, 12/31/18	2,000	2,165,000
CIT Group, Inc., 3.875%, 2/19/19	2,500	2,570,250

		$5,757,750

Broadcasting — 0.7%
Netflix, Inc., 5.375%, 2/1/21	$1,500	$1,610,625

		$1,610,625

Building Materials — 2.8%
Brundage-Bone Concrete Pumping, Inc., 10.375%, 9/1/21(1)	$265	$279,575
FBM Finance, Inc., 8.25%, 8/15/21(1)	1,460	1,554,900
Gibraltar Industries, Inc., 6.25%, 2/1/21	1,655	1,705,684
HD Supply, Inc., 5.25%, 12/15/21(1)	2,500	2,637,500

		$6,177,659

Cable / Satellite TV — 6.1%
Cablevision Systems Corp., 8.00%, 4/15/20	$2,500	$2,775,000
Cequel Communications Holdings I, LLC/Cequel Capital Corp., 5.125%, 12/15/21(1)	4,500	4,584,375
CSC Holdings, LLC, 6.75%, 11/15/21	3,925	4,265,984
DISH DBS Corp., 6.75%, 6/1/21	1,635	1,768,866

		$13,394,225

Capital Goods — 3.1%
Anixter, Inc., 5.125%, 10/1/21	$3,500	$3,657,500
Cleaver-Brooks, Inc., 8.75%, 12/15/19(1)	3,000	3,093,750

		$6,751,250

Chemicals — 3.4%
Platform Specialty Products Corp., 10.375%, 5/1/21(1)	$2,435	$2,715,025

Security	Principal Amount (000’s omitted)	Value

Chemicals (continued)
Tronox Finance, LLC, 6.375%, 8/15/20	$2,135	$2,153,681
W.R. Grace & Co., 5.125%, 10/1/21(1)	2,500	2,631,250

		$7,499,956

Consumer Products — 3.8%
CBC Ammo, LLC/CBC FinCo, Inc., 7.25%, 11/15/21(1)	$3,000	$3,000,000
HRG Group, Inc., 7.875%, 7/15/19	4,000	4,141,000
Revlon Consumer Products Corp., 5.75%, 2/15/21	1,342	1,347,032

		$8,488,032

Containers — 4.6%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 6.75%, 1/31/21(1)	$2,500	$2,598,500
Ball Corp., 4.375%, 12/15/20	4,000	4,205,000
BWAY Holding Co., 9.125%, 8/15/21(1)	3,000	3,284,850

		$10,088,350

Diversified Financial Services — 4.9%
AerCap Ireland Capital, Ltd./AerCap Global Aviation Trust, 4.50%, 5/15/21	$1,000	$1,049,138
Alliance Data Systems Corp., 5.875%, 11/1/21(1)	2,000	2,075,000
Alliance Data Systems Corp., 6.375%, 4/1/20(1)	2,975	3,038,219
Icahn Enterprises, L.P./Icahn Enterprises Finance Corp., 6.00%, 8/1/20	2,585	2,675,475
Navient Corp., 4.875%, 6/17/19	1,000	1,026,250
Navient Corp., 5.50%, 1/15/19	1,000	1,038,500

		$10,902,582

Energy — 17.4%
Antero Resources Corp., 5.375%, 11/1/21	$4,000	$4,123,360
Canbriam Energy, Inc., 9.75%, 11/15/19(1)	2,595	2,731,237
CrownRock, L.P./CrownRock Finance, Inc., 7.125%, 4/15/21(1)	2,000	2,072,500
Denbury Resources, Inc., 9.00%, 5/15/21(1)	230	243,800
Extraction Oil & Gas Holdings, LLC/Extraction Finance Corp., 7.875%, 7/15/21(1)	385	408,100
Great Western Petroleum, LLC/Great Western Finance Corp., 9.00%, 9/30/21(1)	685	714,113
Oasis Petroleum, Inc., 6.50%, 11/1/21	1,000	1,007,500
Precision Drilling Corp., 6.50%, 12/15/21	75	75,204
Precision Drilling Corp., 6.625%, 11/15/20	419	422,722
Sabine Pass Liquefaction, LLC, 5.625%, 2/1/21	4,500	4,852,107
Seven Generations Energy, Ltd., 8.25%, 5/15/20(1)	3,000	3,150,000
SM Energy Co., 6.50%, 11/15/21	3,000	3,090,000

6	See Notes to Financial Statements.

Eaton Vance

High Income 2021 Target Term Trust

March 31, 2017

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Energy (continued)
Southwestern Energy Co., 5.80%, 1/23/20	$1,000	$1,014,375
Southwestern Energy Co., 7.50%, 2/1/18	336	351,540
Sunoco, L.P./Sunoco Finance Corp., 5.50%, 8/1/20	2,000	2,022,500
Tervita Escrow Corp., 7.625%, 12/1/21(1)	1,605	1,665,188
Tesoro Logistics, L.P./Tesoro Logistics Finance Corp., 5.50%, 10/15/19	2,000	2,120,000
Weatherford International, Ltd., 5.125%, 9/15/20	1,250	1,265,625
Williams Cos., Inc. (The), 7.875%, 9/1/21	2,000	2,320,000
Williams Partners, L.P., 4.00%, 11/15/21	1,500	1,553,562
WPX Energy, Inc., 7.50%, 8/1/20	3,000	3,195,000

		$38,398,433

Environmental — 2.7%
Clean Harbors, Inc., 5.125%, 6/1/21	$1,500	$1,531,875
GFL Environmental, Inc., 9.875%, 2/1/21(1)	4,120	4,480,500

		$6,012,375

Food & Drug Retail — 2.8%
Rite Aid Corp., 6.75%, 6/15/21	$1,500	$1,518,886
Safeway, Inc., 4.75%, 12/1/21	4,750	4,571,875

		$6,090,761

Food / Beverage / Tobacco — 2.6%
Dole Food Co., Inc., 7.25%, 5/1/19(1)	$3,750	$3,829,688
Nature’s Bounty Co. (The), 7.625%, 5/15/21(1)	1,875	1,978,125

		$5,807,813

Gaming — 6.0%
GLP Capital, L.P./GLP Financing II, Inc., 4.875%, 11/1/20	$2,500	$2,629,250
MGM Resorts International, 6.625%, 12/15/21	2,500	2,775,000
MGM Resorts International, 6.75%, 10/1/20	895	986,737
Rivers Pittsburgh Borrower, L.P./Rivers Pittsburgh Finance Corp., 6.125%, 8/15/21(1)	1,765	1,800,300
Studio City Co., Ltd., 7.25%, 11/30/21(1)	750	801,563
Sugarhouse HSP Gaming Property, L.P./Sugarhouse HSP Gaming Finance Corp., 6.375%, 6/1/21(1)	4,264	4,317,300

		$13,310,150

Health Care — 10.6%
Alere, Inc., 6.50%, 6/15/20	$4,000	$4,050,000
Capsugel S.A., 7.00%, 5/15/19(1)(2)	4,000	3,991,000
Centene Corp., 5.625%, 2/15/21	1,500	1,573,650
HCA Holdings, Inc., 6.25%, 2/15/21	2,500	2,704,687

Security	Principal Amount (000’s omitted)	Value

Health Care (continued)
Kinetic Concepts, Inc./KCI USA, Inc., 7.875%, 2/15/21(1)	$2,500	$2,656,250
Kinetic Concepts, Inc./KCI USA, Inc., 12.50%, 11/1/21(1)	815	906,687
Mallinckrodt International Finance S.A./Mallinckrodt CB, LLC, 4.875%, 4/15/20(1)	2,000	2,012,500
Tenet Healthcare Corp., 6.00%, 10/1/20	2,500	2,650,000
Tenet Healthcare Corp., 7.50%, 1/1/22(1)	235	254,388
Valeant Pharmaceuticals International, Inc., 6.75%, 8/15/18(1)	14	14,053
WellCare Health Plans, Inc., 5.75%, 11/15/20	2,500	2,572,750

		$23,385,965

Homebuilders / Real Estate — 2.9%
Mattamy Group Corp., 6.50%, 11/15/20(1)	$2,000	$2,065,000
Taylor Morrison Communities, Inc./Monarch Communities, Inc., 5.25%, 4/15/21(1)	2,663	2,756,205
TRI Pointe Group, Inc., 4.875%, 7/1/21	1,500	1,548,750

		$6,369,955

Insurance — 1.1%
USI, Inc., 7.75%, 1/15/21(1)	$2,455	$2,499,497

		$2,499,497

Leisure — 1.9%
NCL Corp., Ltd., 4.625%, 11/15/20(1)	$2,000	$2,052,500
NCL Corp., Ltd., 4.75%, 12/15/21(1)	2,055	2,090,963

		$4,143,463

Metals / Mining — 7.1%
Eldorado Gold Corp., 6.125%, 12/15/20(1)	$4,110	$4,233,300
First Quantum Minerals, Ltd., 7.00%, 2/15/21(1)	3,220	3,332,700
Freeport-McMoRan, Inc., 4.00%, 11/14/21	1,000	970,000
Hecla Mining Co., 6.875%, 5/1/21	1,000	1,025,000
New Gold, Inc., 7.00%, 4/15/20(1)	3,000	3,005,625
SunCoke Energy Partners, L.P./SunCoke Energy Partners Finance Corp., 7.375%, 2/1/20	2,000	2,030,000
SunCoke Energy, Inc., 7.625%, 8/1/19	1,000	987,500

		$15,584,125

Publishing / Printing — 1.6%
MHGE Parent, LLC/MHGE Parent Finance, Inc., 8.50%, 8/1/19(1)(2)	$3,415	$3,432,075

		$3,432,075

7	See Notes to Financial Statements.

Eaton Vance

High Income 2021 Target Term Trust

March 31, 2017

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Railroad — 1.9%
Florida East Coast Holdings Corp., 6.75%, 5/1/19(1)	$4,000	$4,130,000

		$4,130,000

Restaurants — 1.1%
Yum! Brands, Inc., 3.75%, 11/1/21	$2,500	$2,534,375

		$2,534,375

Services — 2.6%
ADT Corp. (The), 6.25%, 10/15/21	$2,500	$2,729,750
Hertz Corp. (The), 7.375%, 1/15/21	1,000	1,001,875
Laureate Education, Inc., 9.25%, 9/1/19(1)	2,000	2,085,000

		$5,816,625

Steel — 2.1%
Allegheny Technologies, Inc., 5.95%, 1/15/21	$3,155	$3,123,450
Steel Dynamics, Inc., 5.125%, 10/1/21	1,500	1,554,375

		$4,677,825

Super Retail — 1.6%
Hot Topic, Inc., 9.25%, 6/15/21(1)	$750	$731,250
Michaels Stores, Inc., 5.875%, 12/15/20(1)	2,725	2,805,088

		$3,536,338

Technology — 6.6%
CommScope, Inc., 5.00%, 6/15/21(1)	$2,500	$2,578,125
Diamond 1 Finance Corp./Diamond 2 Finance Corp., 4.42%, 6/15/21(1)	2,500	2,616,567
Diamond 1 Finance Corp./Diamond 2 Finance Corp., 5.875%, 6/15/21(1)	3,500	3,680,614
Infor Software Parent, LLC/Infor Software Parent, Inc., 7.125%, 5/1/21(1)(2)	3,000	3,082,500
NXP B.V./NXP Funding, LLC, 4.125%, 6/1/21(1)	2,500	2,600,000

		$14,557,806

Telecommunications — 5.2%
CenturyLink, Inc., 6.45%, 6/15/21	$2,500	$2,668,475
Digicel, Ltd., 6.00%, 4/15/21(1)	2,000	1,827,500
GCI, Inc., 6.75%, 6/1/21	1,367	1,408,010
Hughes Satellite Systems Corp., 7.625%, 6/15/21	1,000	1,106,250
Sprint Communications, Inc., 7.00%, 3/1/20(1)	2,500	2,731,250
Sprint Corp., 7.25%, 9/15/21	1,500	1,623,285

		$11,364,770

Security	Principal Amount (000’s omitted)	Value

Utilities — 1.3%
Dynegy, Inc., 6.75%, 11/1/19	$2,050	$2,116,625
NRG Energy, Inc., 7.875%, 5/15/21	812	838,390

		$2,955,015

Total Corporate Bonds & Notes (identified cost $245,416,004)		$252,514,472

Senior Floating-Rate Loans — 11.7%(3)

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Automotive & Auto Parts — 0.4%
American Tire Distributors Holdings, Inc., Term Loan, 5.25%, 9/1/21	$992	$991,963

		$991,963

Diversified Financial Services — 1.4%
Avolon TLB Borrower 1 (Luxembourg) S.a.r.l., Term Loan, 3.228%, 9/20/20	$3,000	$3,036,696

		$3,036,696

Energy — 1.6%
Chesapeake Energy Corporation, Term Loan, 8.553%, 8/23/21	$3,265	$3,484,369

		$3,484,369

Gaming — 0.4%
GLP Financing, LLC, Term Loan, 2.58%, 4/29/21	$1,000	$990,000

		$990,000

Health Care — 1.1%
Opal Acquisition, Inc., Term Loan, 5.088%, 11/27/20	$2,498	$2,343,723

		$2,343,723

Services — 1.8%
Brickman Group, Ltd., LLC, Term Loan - Second Lien, 7.503%, 12/17/21	$4,000	$4,030,000

		$4,030,000

Super Retail — 1.4%
National Vision, Inc., Term Loan, 4.00%, 3/12/21	$3,018	$3,021,087

		$3,021,087

8	See Notes to Financial Statements.

Eaton Vance

High Income 2021 Target Term Trust

March 31, 2017

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Technology — 1.3%
EIG Investors Corp., Term Loan, 6.532%, 11/9/19	$2,958	$2,981,435

		$2,981,435

Telecommunications — 2.3%
Asurion, LLC, Term Loan - Second Lien, 8.50%, 3/3/21	$3,250	$3,288,594
Intelsat Jackson Holdings S.A., Term Loan, 3.887%, 6/30/19	1,000	986,250
Lonestar Intermediate Super Holdings, LLC, Term Loan, 10.00%, (10.00% Cash, 0.00% PIK), 8/31/21	700	727,417

		$5,002,261

Total Senior Floating-Rate Loans (identified cost $25,187,585)		$25,881,534

Convertible Bonds — 2.4%

Security	Principal Amount (000’s omitted)	Value

Utilities — 2.4%
NRG Yield, Inc., 3.25%, 6/1/20(1)	$3,000	$2,940,000
Pattern Energy Group, Inc., 4.00%, 7/15/20	2,210	2,201,713

		$5,141,713

Total Convertible Bonds (identified cost $5,039,750)		$5,141,713

Short-Term Investments — 2.1%

Description	Units	Value
Eaton Vance Cash Reserves Fund, LLC, 1.01%(4)	4,657,009	$4,657,940

Total Short-Term Investments (identified cost $4,657,940)		$4,657,940

Total Investments — 130.6% (identified cost $280,301,279)		$288,195,659

Other Assets, Less Liabilities — (30.6)%		$(67,471,867)

Net Assets — 100.0%		$220,723,792

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At March 31, 2017, the aggregate value of these securities is $129,620,995 or 58.7% of the Trust’s net assets.

(2)

Represents a payment-in-kind security which may pay interest in additional principal at the issuer’s discretion. The interest rate paid in additional principal is generally higher than the indicated cash rate.

(3)

Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(4)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of March 31, 2017.

Country Concentration of Portfolio

Country	Percentage of Total Investments	Value
United States	81.8%	$235,896,948
Canada	9.7	27,986,476
Luxembourg	3.5	10,026,446
Bermuda	2.5	7,236,588
Ireland	1.3	3,647,638
Netherlands	0.9	2,600,000
British Virgin Islands	0.3	801,563

Total Investments	100.0%	$288,195,659

Abbreviations:

PIK	–	Payment In Kind

9	See Notes to Financial Statements.

Eaton Vance

High Income 2021 Target Term Trust

March 31, 2017

Statement of Assets and Liabilities

Assets	March 31, 2017
Unaffiliated investments, at value (identified cost, $275,643,339)	$283,537,719
Affiliated investment, at value (identified cost, $4,657,940)	4,657,940
Cash	1,008,725
Interest receivable	4,857,808
Dividends receivable from affiliated investment	3,051
Receivable for investments sold	1,956,476
Prepaid upfront fees on notes payable	99,126
Prepaid expenses	22,272
Total assets	$296,143,117

Liabilities
Notes payable	$75,000,000
Payable to affiliate:
Investment adviser fee	172,386
Interest expense and fees payable	141,937
Accrued expenses	105,002
Total liabilities	$75,419,325
Net Assets	$220,723,792

Sources of Net Assets
Common shares, $0.01 par value, unlimited number of shares authorized, 21,460,961 shares issued and outstanding	$214,610
Additional paid-in capital	210,748,363
Accumulated net realized gain	1,608,954
Accumulated undistributed net investment income	257,485
Net unrealized appreciation	7,894,380
Net Assets	$220,723,792

Net Asset Value
($220,723,792 ÷ 21,460,961 common shares issued and outstanding)	$10.28

10	See Notes to Financial Statements.

Eaton Vance

High Income 2021 Target Term Trust

March 31, 2017

Statement of Operations

Investment Income	Period Ended March 31, 2017(1)
Interest	$12,940,136
Interest allocated from/dividends from affiliated investment	41,756
Expenses allocated from affiliated investment	(698)
Total investment income	$12,981,194

Expenses
Investment adviser fee	$1,588,134
Trustees’ fees and expenses	14,727
Custodian fee	81,059
Transfer and dividend disbursing agent fees	13,590
Legal and accounting services	91,551
Printing and postage	22,847
Interest expense and fees	932,412
Miscellaneous	33,623
Total expenses	$2,777,943

Net investment income	$10,203,251

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$1,319,091
Investment transactions in/allocated from affiliated investment	1,519
Net realized gain	$1,320,610
Change in unrealized appreciation (depreciation) —
Investments	$7,894,380
Net change in unrealized appreciation (depreciation)	$7,894,380

Net realized and unrealized gain	$9,214,990

Net increase in net assets from operations	$19,418,241

(1)	For the period from the start of business, May 31, 2016, to March 31, 2017.

11	See Notes to Financial Statements.

Eaton Vance

High Income 2021 Target Term Trust

March 31, 2017

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Period Ended March 31, 2017(1)
From operations —
Net investment income	$10,203,251
Net realized gain from investment transactions	1,320,610
Net change in unrealized appreciation (depreciation) from investments	7,894,380
Net increase in net assets from operations	$19,418,241
Distributions to shareholders —
From net investment income	$(9,657,422)
Total distributions	$(9,657,422)
Capital share transactions —
Proceeds from sale of shares(2)	$211,290,971
Reinvestment of distributions to shareholders	1,019
Offering costs	(429,017)
Net increase in net assets from capital share transactions	$210,862,973

Net increase in net assets	$220,623,792

Net Assets
At beginning of period	$100,000
At end of period	$220,723,792

Accumulated undistributed net investment income included in net assets
At end of period	$257,485

(1)	For the period from the start of business, May 31, 2016, to March 31, 2017.

(2)	Proceeds from sale of shares are net of sales load paid of $3,217,629 and include shares sold from the exercise of the underwriters’ over-allotment option of $24,508,600 (see Note 5).

12	See Notes to Financial Statements.

Eaton Vance

High Income 2021 Target Term Trust

March 31, 2017

Statement of Cash Flows

Cash Flows From Operating Activities	Period Ended March 31, 2017(1)
Net increase in net assets from operations	$19,418,241
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Investments purchased	(377,299,148)
Investments sold and principal repayments	100,126,834
Increase in short-term investments, net	(4,656,421)
Net amortization/accretion of premium (discount)	891,590
Amortization of prepaid upfront fees on notes payable	35,874
Increase in interest receivable	(4,857,808)
Increase in dividends receivable from affiliated investment	(3,051)
Increase in prepaid expenses	(22,272)
Increase in payable to affiliate for investment adviser fee	172,386
Increase in interest expense and fees payable	141,937
Increase in accrued expenses	105,002
Net change in unrealized (appreciation) depreciation from investments	(7,894,380)
Net realized (gain) loss from investments	(1,320,610)
Net cash used in operating activities	$(275,161,826)

Cash Flows From Financing Activities
Distributions paid, net of reinvestments	$(9,656,403)
Proceeds from Trust shares sold(2)	211,290,971
Offering costs	(429,017)
Proceeds from notes payable	103,000,000
Repayments of notes payable	(28,000,000)
Payment of prepaid upfront fees on notes payable	(135,000)
Net cash provided by financing activities	$276,070,551

Net increase in cash	$908,725

Cash at beginning of period	$100,000

Cash at end of period	$1,008,725

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of:
Reinvestment of dividends and distributions	$1,019
Cash paid for interest and fees on borrowings	889,601

(1)	For the period from the start of business, May 31, 2016, to March 31, 2017.

(2)	Proceeds from sale of shares are net of sales load paid of $3,217,629 and include shares sold from the exercise of the underwriters’ over-allotment option of $24,508,600 (see Note 5).

13	See Notes to Financial Statements.

Eaton Vance

High Income 2021 Target Term Trust

March 31, 2017

Financial Highlights

	Period Ended March 31, 2017(1)
Net asset value — Beginning of period	$9.850	(2)

Income (Loss) From Operations
Net investment income(3)	$0.483
Net realized and unrealized gain	0.439

Total income from operations	$0.922

Less Distributions
From net investment income	$(0.450)

Total distributions	$(0.450)

Offering costs charged to paid-in capital(3)	$(0.020)

Discount related to exercise of underwriters’ over-allotment option(3)	$(0.022)

Net asset value — End of period	$10.280

Market value — End of period	$10.030

Total Investment Return on Net Asset Value(4)	9.14	%(5)(6)

Total Investment Return on Market Value(4)	6.49	%(5)(6)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$220,724
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	1.04	%(7)
Interest and fee expense(8)	0.52	%(7)
Total expenses	1.56	%(7)
Net investment income	5.71	%(7)
Portfolio Turnover	40	%(6)

(1)	For the period from the start of business, May 31, 2016, to March 31, 2017.

(2)	Net asset value at beginning of period reflects the deduction of the sales charge of $0.15 per share paid by the shareholders from the $10.00 offering price.

(3)	Computed using average shares outstanding.

(4)

Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Trust’s dividend reinvestment plan.

(5)

Total investment return on net asset value is calculated assuming a purchase at the offering price of $10.00 less the sales load of $0.15 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported with all distributions reinvested. Total investment return on market value is calculated assuming a purchase at the offering price of $10.00 less the sales load of $0.15 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported with all distributions reinvested.

(6)	Not annualized.

(7)	Annualized.

(8)	Interest and fee expense relates to borrowings for the purpose of financial leverage (see Note 6).

14	See Notes to Financial Statements.

Eaton Vance

High Income 2021 Target Term Trust

March 31, 2017

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance High Income 2021 Target Term Trust (the Trust) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Trust was organized on February 5, 2016 and remained inactive until May 31, 2016, except for matters relating to its organization, including the sale of 10,000 shares for $100,000 to Eaton Vance Management (EVM). The Trust’s investment objectives are high current income and to return $9.85 per share, the original net asset value per common share before deducting offering costs of $0.02 per common share (“Original NAV”), to holders of common shares on or about July 1, 2021 (the “Termination Date”). On or about the Termination Date, the Trust intends to cease its investment operations, liquidate its portfolio, retire or redeem its leverage facilities, and seek to return Original NAV to common shareholders, unless the term is extended for one period of up to six months by a vote of the Trust’s Board of Trustees.

The following is a summary of significant accounting policies of the Trust. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Trust is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Trust based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Trust. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Trust. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Affiliated Fund. The Trust may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by EVM. While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service. Prior to Cash Reserves Fund’s issuance of units in October 2016, the value of the Trust’s investment in Cash Reserves Fund reflected the Trust’s proportionate interest in its net assets and the Trust recorded its pro-rata share of Cash Reserves Fund’s income, expenses and realized gain or loss.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Trust in a manner that fairly reflects the security’s value, or the amount that the Trust might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

15

Eaton Vance

High Income 2021 Target Term Trust

March 31, 2017

Notes to Financial Statements — continued

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

D  Federal Taxes — The Trust intends to make monthly distributions of net investment income and any net realized capital gains in amounts necessary to maintain its taxation as a regulated investment company for U.S. federal income tax purposes. For the purpose of pursuing its investment objective of returning Original NAV, the Trust may retain a portion of its net investment income and some or all of its net capital gains, which would result in the Trust paying U.S. federal excise and corporate income taxes.

As of March 31, 2017, the Trust had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Trust files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Organization and Offering Costs — Organization costs paid in connection with the organization of the Trust were borne directly by EVM, the Trust’s investment adviser. EVM agreed to pay all common share offering costs (other than sales loads) that exceed $0.02 per common share. Costs incurred by the Trust in connection with the offering of its common shares are recorded as a reduction of additional paid-in capital.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Trust shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Trust shareholders. Moreover, the By-laws also provide for indemnification out of Trust property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Trust enters into agreements with service providers that may contain indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

H  Statement of Cash Flows — The cash amount shown in the Statement of Cash Flows of the Trust is the amount included in the Trust’s Statement of Assets and Liabilities and represents the unrestricted cash on hand at its custodian and does not include any short-term investments.

2  Distributions to Shareholders and Income Tax Information

The Trust intends to make monthly distributions of net investment income to common shareholders. The Trust may also distribute net realized capital gains, if any, generally not more than once per year. Distributions are recorded on the ex-dividend date. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the period ended March 31, 2017 was as follows:

Period Ended March 31, 2017

Distributions declared from:
Ordinary income	$9,657,422

During the period ended March 31, 2017, accumulated net realized gain was increased by $288,344 and accumulated undistributed net investment income was decreased by $288,344 due to differences between book and tax accounting, primarily for premium amortization and accretion of market discount. These reclassifications had no effect on the net assets or net asset value per share of the Trust.

As of March 31, 2017, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$1,632,560
Net unrealized appreciation	$8,128,259

16

Eaton Vance

High Income 2021 Target Term Trust

March 31, 2017

Notes to Financial Statements — continued

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, premium amortization, accretion of market discount and the tax treatment of short-term capital gains.

The cost and unrealized appreciation (depreciation) of investments of the Trust at March 31, 2017, as determined on a federal income tax basis, were as follows:

Aggregate cost	$280,067,400

Gross unrealized appreciation	$8,365,272
Gross unrealized depreciation	(237,013)

Net unrealized appreciation	$8,128,259

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for investment advisory services rendered to the Trust. The fee is computed at an annual rate of 0.70% of the Trust’s average daily managed assets and is payable monthly. Managed assets as referred to herein represent total assets of the Trust (including assets attributable to borrowings, any outstanding preferred shares, or other forms of leverage) less accrued liabilities (other than liabilities representing borrowings or such other forms of leverage). For the period ended March 31, 2017, the investment adviser fee amounted to $1,588,134. The Trust invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for investment advisory services provided to Cash Reserves Fund. EVM also serves as administrator of the Trust, but receives no compensation.

Trustees and officers of the Trust who are members of EVM’s organization receive remuneration for their services to the Trust out of the investment adviser fee. Trustees of the Trust who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the period ended March 31, 2017, no significant amounts have been deferred. Certain officers and Trustees of the Trust are officers of EVM.

4  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities and principal repayments on Senior Loans, aggregated $377,299,148 and $102,083,310, respectively, for the period ended March 31, 2017.

5  Common Shares of Beneficial Interest

In connection with the initial public offering of the Trust’s common shares, the underwriters were granted an option to purchase additional common shares at a price of $9.85 (after deduction of the sales load). Additional shares were issued by the Trust on July 11, 2016 pursuant to the exercise of the overallotment option. The Trust’s net asset value per share on such date was $10.04, resulting in a discount of $465,663. The Trust may issue common shares pursuant to its dividend reinvestment plan. Transactions in common shares were as follows:

Period Ended March 31, 2017(1)

Sales (initial public offering)	19,000,000
Exercise of over-allotment option by underwriters	2,450,860
Issued to shareholders electing to receive payments of distributions in Trust shares	101

Net increase	21,450,961

(1)	For the period from the start of business, May 31, 2016, to March 31, 2017.

6  Credit Agreement

On June 3, 2016, the Trust entered into a Credit Agreement (the Agreement) with a bank to borrow up to a limit of $60 million. On August 1, 2016, the limit was increased to $75 million. Borrowings under the Agreement are secured by the assets of the Trust. Interest is charged at a rate above the London Interbank Offered Rate (LIBOR) and is payable monthly. Under the terms of the Agreement, in effect through June 3, 2019, the Trust pays a facility fee of 0.25% (0.35% if the Trust’s outstanding borrowings are less than 65% of the borrowing limit) per annum on the borrowing limit. The Trust also paid an

17

Eaton Vance

High Income 2021 Target Term Trust

March 31, 2017

Notes to Financial Statements — continued

initial upfront fee of $108,000 and an additional upfront fee of $27,000 on August 1, 2016 in connection with the increase in the credit facility. These amounts are being amortized to interest expense over a period of three years through June 2019. The unamortized balance at March 31, 2017 is approximately $99,000 and is included in prepaid upfront fees on notes payable in the Statement of Assets and Liabilities. The Trust is required to maintain certain net asset levels during the term of the Agreement. At March 31, 2017, the Trust had borrowings outstanding under the Agreement of $75,000,000 at an interest rate of 1.84%. Based on the short-term nature of the borrowings under the Agreement and the variable interest rate, the carrying amount of the borrowings at March 31, 2017 approximated its fair value. If measured at fair value, borrowings under the Agreement would have been considered as Level 2 in the fair value hierarchy (see Note 8) at March 31, 2017. Facility fees for the period ended March 31, 2017 totaled $159,145 and are included in interest expense and fees on the Statement of Operations. For the period from June 3, 2016 through March 31, 2017, the average borrowings under the Agreement and average annual interest rate (excluding fees) were $59,331,126 and 1.50%, respectively.

7  Credit Risk

The Trust primarily invests in lower rated and comparable quality unrated high yield securities. These investments have different risks than investments in debt securities rated investment grade. Risk of loss upon default by the borrower is significantly greater with respect to such debt than with other debt securities because these securities are generally unsecured and are more sensitive to adverse economic conditions, such as recession or increasing interest rates, than are investment grade issuers.

8  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At March 31, 2017, the hierarchy of inputs used in valuing the Trust’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Corporate Bonds & Notes	$—	$252,514,472	$—	$252,514,472
Senior Floating-Rate Loans	—	25,881,534	—	25,881,534
Convertible Bonds	—	5,141,713	—	5,141,713
Short-Term Investments	—	4,657,940	—	4,657,940

Total Investments	$—	$288,195,659	$—	$288,195,659

18

Eaton Vance

High Income 2021 Target Term Trust

March 31, 2017

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Eaton Vance High Income 2021 Target Term Trust:

We have audited the accompanying statement of assets and liabilities of Eaton Vance High Income 2021 Target Term Trust (the “Trust”), including the portfolio of investments, as of March 31, 2017, and the related statements of operations, cash flows, changes in net assets, and the financial highlights for the period from the start of business, May 31, 2016, to March 31, 2017. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2017, by correspondence with the custodian, brokers and selling or agent banks; where replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance High Income 2021 Target Term Trust as of March 31, 2017, and the results of its operations, cash flows, changes in its net assets, and financial highlights for the period from the start of business, May 31, 2016, to March 31, 2017, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

May 19, 2017

19

Eaton Vance

High Income 2021 Target Term Trust

March 31, 2017

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2018 will show the tax status of all distributions paid to your account in calendar year 2017. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Trust.

20

Eaton Vance

High Income 2021 Target Term Trust

March 31, 2017

Annual Meeting of Shareholders (Unaudited)

The Trust held its Annual Meeting of Shareholders on January 19, 2017. The following action was taken by the shareholders:

Item 1:  The election of Scott E. Eston, Thomas E. Faust Jr., Cynthia E. Frost and Scott E. Wennerholm as Class I Trustees of the Trust, each for a three-year term expiring in 2020.

Nominee for Trustee Elected by All Shareholders	Number of Shares
	For	Withheld
Scott E. Eston	17,996,801	90,069
Thomas E. Faust Jr.	17,995,801	91,069
Cynthia E. Frost	17,996,801	90,069
Scott E. Wennerholm	17,996,801	90,069

21

Eaton Vance

High Income 2021 Target Term Trust

March 31, 2017

Dividend Reinvestment Plan

The Trust offers a dividend reinvestment plan (Plan) pursuant to which shareholders automatically have distributions reinvested in common shares (Shares) of the Trust unless they elect otherwise through their investment dealer. On the distribution payment date, if the NAV per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the NAV per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by American Stock Transfer & Trust Company, LLC, the Plan agent (Agent). Distributions subject to income tax (if any) are taxable whether or not Shares are reinvested.

If your Shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that the Trust’s transfer agent re-register your Shares in your name or you will not be able to participate.

The Agent’s service fee for handling distributions will be paid by the Trust. Plan participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Agent at the address noted on the following page. If you withdraw, you will receive Shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Agent to sell part or all of his or her Shares and remit the proceeds, the Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your Shares are held in your own name, you may complete the form on the following page and deliver it to the Agent. Any inquiries regarding the Plan can be directed to the Agent at 1-866-439-6787.

22

Eaton Vance

High Income 2021 Target Term Trust

March 31, 2017

Application for Participation in Dividend Reinvestment Plan

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account

Shareholder signature                                                           Date

Shareholder signature                                                           Date

Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance High Income 2021 Target Term Trust

c/o American Stock Transfer & Trust Company, LLC

P.O. Box 922

Wall Street Station

New York, NY 10269-0560

Number of Employees

The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company and has no employees.

Number of Shareholders

As of March 31, 2017, Trust records indicate that there are 2 registered shareholders and approximately 609 shareholders owning the Trust shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive Trust reports directly, which contain important information about the Trust, please write or call:

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

1-800-262-1122

New York Stock Exchange symbol

The New York Stock Exchange symbol is EHT.

23

Eaton Vance

High Income 2021 Target Term Trust

March 31, 2017

Management and Organization

Fund Management.  The Trustees of Eaton Vance High Income 2021 Target Term Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVMI” refers to Eaton Vance Management (International) Limited and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVMI is an indirect, wholly-owned subsidiary of EVC. EVD is a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 175 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee serves for a three year term. Each officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Term Expiring; Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Class I Trustee	Until 2020. Trustee since 2007.

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD and EVMI. Trustee and/or officer of 175 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVMI, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Scott E. Eston 1956	Class I Trustee	Until 2020. Trustee since 2011.

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., LLC (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust
(open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand LLP (now PricewaterhouseCoopers) (a registered public accounting firm) (1987-1997). Mr. Eston has apprised the Board of Trustees that he intends to retire as a Trustee of all Eaton Vance funds effective September 30, 2017.

Directorships in the Last Five Years.(2) None.

Mark R. Fetting(3) 1954	Class III Trustee	Until 2019. Trustee since 2016.

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm)
(1991-2000).

Directorships in the Last Five Years. Formerly, Director and Chairman of Legg Mason, Inc. (2008-2012); Director/Trustee and Chairman of Legg Mason family of funds (14 funds) (2008-2012); and Director/Trustee of the Royce family of funds (35 funds) (2001-2012).

Cynthia E. Frost 1961	Class I Trustee	Until 2020. Trustee since 2014.

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (investment consulting company) (1989-1995); Consultant, Bain and Company (management consulting firm) (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Class II Trustee	Until 2018. Trustee since 2014.

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

24

Eaton Vance

High Income 2021 Target Term Trust

March 31, 2017

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Term Expiring; Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Valerie A. Mosley 1960	Class II Trustee	Until 2018. Trustee since 2014.

Chairwoman and Chief Executive Officer of Valdo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dyne Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Chairperson of the Board and Class II Trustee	Until 2018. Chairperson of the Board since 2016 and Trustee since 2003.

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Class III Trustee	Until 2019. Trustee since 2008.

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Susan J. Sutherland 1957	Class III Trustee	Until 2019. Trustee since 2015.

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Class III Trustee	Until 2019. Trustee since 2011.

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Class III Trustee	Until 2019. Trustee since 2005.

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (financial services cooperative) (2002-2006). Consistent with the Trustee retirement policy, Mr. Verni is currently expected to retire as a Trustee of all Eaton Vance funds effective July 1, 2017.

Directorships in the Last Five Years.(2) None.

Scott E. Wennerholm(3) 1959	Class I Trustee	Until 2020. Trustee since 2016.

Consultant at GF Parish Group (executive recruiting firm). Trustee at Wheelock College (postsecondary institution) (since 2012). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Directorships in the Last Five Years. None.

25

Eaton Vance

High Income 2021 Target Term Trust

March 31, 2017

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Officer Since(4)	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees
Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”).

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)

Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise. Each Trustee holds office until the annual meeting for the year in which his or her term expires and until his or her successor is elected and qualified, subject to a prior death, resignation, retirement, disqualification or removal.

(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Mr. Gorman) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Messrs. Fetting and Wennerholm began serving as Trustees effective September 1, 2016.
(4)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

26

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. American Stock Transfer & Trust Company, LLC (“AST”), the closed-end funds transfer agent, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct AST, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact AST or your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by AST or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

Additional Notice to Shareholders.  If applicable, a Fund may also redeem or purchase its outstanding preferred shares in order to maintain compliance with regulatory requirements, borrowing or rating agency requirements or for other purposes as it deems appropriate or necessary.

Closed-End Fund Information.  Eaton Vance closed-end funds make fund performance data and certain information about portfolio characteristics available on the Eaton Vance website shortly after the end of each month. Other information about the funds is available on the website. The funds’ net asset value per share is readily accessible on the Eaton Vance website. Portfolio holdings for the most recent month-end are also posted to the website approximately 30 days following the end of the month. This information is available at www.eatonvance.com on the fund information pages under “Individual Investors — Closed-End Funds”.

27

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Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

23363    3.31.17

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122. The registrant has amended the code of ethics as described in Form N-CSR during the period covered by this report to make clarifying changes consistent with Rule 21F-17 of the Securities Exchange Act of 1934, as amended. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is a private investor. Previously, he served as a consultant, as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice

President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).

Item 4. Principal Accountant Fees and Services

Rule 2-01(c)(1)(ii)(A) of Regulation S-X (the “Loan Rule”) prohibits an accounting firm, such as the Trust’s principal accountant, Deloitte & Touche LLP (“D&T”), from having certain financial relationships with their audit clients and affiliated entities. Specifically, the Loan Rule provides, in relevant part, that an accounting firm generally would not be independent if it or a “covered person” of the accounting firm (within the meaning of applicable SEC rules relating to auditor independence) receives a loan from a lender that is a “record or beneficial owner of more than ten percent of the audit client’s equity securities.” Based on information provided to the Audit Committee of the Board of Trustees (the “Audit Committee”) of the Eaton Vance family of funds by D&T, certain relationships between D&T and its affiliates (“Deloitte Entities”) and one or more lenders who are record owners of shares of one or more funds within the Eaton Vance family of funds (the “Funds”) implicate the Loan Rule, calling into question D&T’s independence with respect to the Funds. The Funds are providing this disclosure to explain the facts and circumstances as well as D&T’s conclusions concerning D&T’s objectivity and impartiality with respect to the audits of the Funds notwithstanding the existence of one or more breaches of the Loan Rule.

On June 20, 2016, the U.S. Securities and Exchange Commission (the “SEC”) issued no-action relief to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter (June 20, 2016) (the “No-Action Letter”)) related to an auditor independence issue arising under the Loan Rule. In the No-Action Letter, the SEC indicated that it would not recommend enforcement action against the fund group if the auditor is not in compliance with the Loan Rule provided that: (1) the auditor has complied with PCAOB Rule 3526(b)(1) and 3526(b)(2); (2) the auditor’s non-compliance under the Loan Rule is with respect to certain lending relationships; and (3) notwithstanding such non-compliance, the auditor has concluded that it is objective and impartial with respect to the issues encompassed within its engagement as auditor of the funds. The SEC has indicated that the no-action relief will expire 18 months from its issuance.

Based on information provided by D&T to the Audit Committee, the requirements of the No-Action Letter appear to be met with respect to D&T’s lending relationships described above. Among other things, D&T has advised the Audit Committee of its conclusion that the consequences of the breach of the Loan Rule have been satisfactorily addressed, that D&T’s objectivity and impartiality in the planning and conduct of the audits of the Fund’s financial statements has not been compromised and that, notwithstanding the breach, D&T is in a position to continue as the auditor for the Funds and D&T does not believe any actions need to be taken with respect to previously issued reports by D&T. D&T has advised the Audit Committee that these conclusions were based in part on its consideration of the No-Action Letter and other relevant information communicated to the Audit Committee.

(a)-(d)

The following table presents the aggregate fees billed to the registrant for the initial fiscal period from the commencement of operations on May 25, 2016 to March 31, 2017 by D&T for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by D&T during such period.

Fiscal Period Ended*	3/31/17
Audit Fees	$40,000
Audit-Related Fees(1)	$10,000
Tax Fees(2)	$11,000
All Other Fees(3)	$0

Total	$61,000

*	The table presents the aggregate fees billed to the Fund for the Fund’s fiscal period from May 25, 2016 (commencement of operations) to March 31, 2017.
(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees and specifically include fees related to comfort letter and bring down letters in conjunction with the initial public offering.
(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.
(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by D&T for the initial fiscal period from the commencement of operations on May 25, 2016 to March 31, 2017; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the same time periods.

Fiscal Period Ended*	3/31/17
Registrant	$21,000
Eaton Vance(1)	$46,000

*	The table presents the aggregate fees billed to the Fund for the Fund’s fiscal period from May 25, 2016 (commencement of operations) to March 31, 2017.
(1)	Eaton Vance Management, a subsidiary of Eaton Vance Corp., acts as the registrant’s investment adviser and administrator.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. Ralph F. Verni (Chair), Scott E. Eston, George J. Gorman, William H. Park and Scott E. Wennerholm are the members of the registrant’s audit committee.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy. The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies and/or refer them back to the investment adviser pursuant to the Policies. It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent. The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies. The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies. The investment adviser generally supports management on social and environmental proposals. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personnel of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists. If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Eaton Vance Management (“EVM” or “Eaton Vance”) is the investment adviser of the Trust. Kelley G. Baccei, Stephen C. Concannon and Michael W. Weilheimer comprise the investment team responsible for the overall management of the Trust’s investments.

Ms. Baccei is a Vice President of EVM and has been a portfolio manager of the Trust since May 2016. Mr. Concannon is a Vice President of EVM and has been a portfolio manager of the Trust since May 2016. Mr. Weilheimer is a Vice President of EVM, has been a portfolio manager of the Trust since May 2016 and is Director of EVM’s High Yield Investments Group. Messrs. Concannon and Weilheimer have managed other Eaton Vance portfolios for more than five years. This information is provided as of the date of filing this report.

The following table shows, as of the Trust’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

	Number of All Accounts	Total Assets of All Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Kelley G. Baccei
Registered Investment Companies	2	$2,068.0	0	$0
Other Pooled Investment Vehicles	1	$251.1	0	$0
Other Accounts	0	$0	0	$0

Stephen C. Concannon
Registered Investment Companies	3	$8,227.7	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Michael W. Weilheimer
Registered Investment Companies	7	$11,210.2	0	$0
Other Pooled Investment Vehicles	3	$578.5	0	$0
Other Accounts	16	$2,721.0	0	$0

The following table shows the dollar range of Trust shares beneficially owned by each portfolio manager as of the Trust’s most recent fiscal year end.

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in the Trust
Kelley G. Baccei	None
Stephen C. Concannon	None
Michael W. Weilheimer	None

Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Trust’s investments on the one hand and the investments of other accounts for which a portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Trust and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between the Trust and the other accounts, the portfolio manager may take action with respect to another account that differs from the action taken with respect to the Trust. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons. EVM has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies that govern the investment adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocations, cross trades and best execution.

Compensation Structure for EVM

Compensation of EVM’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual non-cash compensation consisting of options to purchase shares of Eaton Vance Corp.’s (“EVC’s”) nonvoting common stock, restricted shares of EVC’s nonvoting common stock and a Deferred Alpha Incentive Plan, which pays a deferred cash award tied to future excess returns in certain equity strategy portfolios. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus the benchmark(s) stated in the prospectus, as well as an appropriate peer group (as described below). In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to, the Sharpe ratio (Sharpe ratio uses standard deviation and excess return to determine reward per unit of risk). Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by EVM’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group or market index. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. A portion of the compensation payable to equity portfolio managers and investment professionals will be determined based on the ability of one or more accounts managed by such manager to achieve a specified target average annual gross return over a three year period in excess of the account benchmark. The cash bonus to be payable at the end of the three year term will be established at the inception of the term and will be adjusted positively or negatively to the extent that the average annual gross return varies from the specified target return. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is generally based on a substantially fixed percentage of pre-bonus adjusted operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

No such purchases this period.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance High Income 2021 Target Term Trust

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date: May 23, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date: May 23, 2017

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date: May 23, 2017